UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 17, 2023

IRON MOUNTAIN INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

85 New Hampshire Avenue, Suite 150, Portsmouth, New Hampshire
(Address of Principal Executive Offices)
03801
(Zip Code)

(617) 535-4766
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Stock, $.01 par value per share	IRM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 17, 2023, the board of directors (the “Board”) of the Company elected Theodore R. Samuels, age 68, to serve as a director of the Company effective July 17, 2023. There are no arrangements or understandings between Mr. Samuels and any other persons pursuant to which he was elected as a director, and Mr. Samuels has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Samuels does not have a family relationship with any member of the Board or any executive officer of the Company. Effective July 17, 2023, Mr. Samuels will serve on the Nominating and Governance Committee and the Finance Committee of the Board.

Mr. Samuels brings more than 35 years of expertise in the financial industry to the Iron Mountain Board, with a background in capital markets and investments. Mr. Samuels was an investor at Capital Group, one of the largest investment management firms in the world, from 1981-2017. Over that period, he served on numerous management and investment committees. From 2010-2016, he was President of Capital Guardian Trust Company, a subsidiary of Capital Group. Mr. Samuels currently serves as the Lead Independent Director of Bristol-Myers Squibb and also as an independent director of Centene Corporation. He holds a Bachelor of Arts and Masters of Business Administration from Harvard University.

For his service as a director, Mr. Samuels will be entitled to the compensation that the Company generally provides to its non-employee directors. A summary of the Company’s currently-effective compensation plan for non-employee directors (the “Director Compensation Plan”) is filed as Exhibit 10.48 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Annual Report”), and is incorporated by reference herein. Mr. Samuels will also be able to participate in the Iron Mountain Incorporated Directors Deferred Compensation Plan, which is filed as Exhibit 10.49 to the 2022 Annual Report. Effective July 17, 2023, pursuant to the Director Compensation Plan, Mr. Samuels will receive a prorated annual grant of restricted stock units (“RSUs”) under the Iron Mountain Incorporated 2014 Stock and Cash Incentive Plan. Each RSU represents the right to receive one full share of the Company’s common stock, and the RSUs will vest immediately upon grant.

Item 9.01.             Financial Statements and Exhibits.

(d)  Exhibits

101    Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104    The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON MOUNTAIN INCORPORATED

By:	/s/ Deborah Marson
Name:	Deborah Marson
Title:	Executive Vice President, General Counsel and Secretary

Date: July 17, 2023